                                                                    EXHIBIT 3.10

                           ARTICLES OF INCORPORATION
                           -------------------------

                                      OF

                           RIVER HILLS WILSONS, INC.
                           -------------------------

     The undersigned, being a natural person of full age, does hereby act as incorporator in adopting the following Articles of Incorporation for the purpose of incorporating a corporation for profit pursuant to Chapter 302A, Minnesota Statutes.

     FIRST:  The name of the corporation (hereinafter called the "corporation")
     -----
is:  RIVER HILLS WILSONS, INC.

     SECOND:  The address of the initial registered office of the corporation in
     ------
the State of Minnesota is c/o United States Corporation Company, Multifoods Tower, 33 South Sixth Street, Minneapolis 55402, and the name of the initial registered agent of the corporation at that address is United States Corporation Company. The said initial registered office is located in the County of Hennepin.

     THIRD:  The aggregate number of shares that the corporation has authority
     -----
to issue is one hundred, all of which are without par value and are of the same class and series and are Common shares.

     FOURTH:  The name and the address of the incorporator are as follows:
     ------

     NAME                               ADDRESS
     ----                               -------

     Athena Togias                 15 Columbus Circle
                                   New York, NY  10023-7773

     FIFTH:  The duration of the corporation shall be perpetual.
     -----

     SIXTH:  The corporation has general business purposes.  Without limiting
     -----
the generality of such purposes, the corporation has the following purposes:

          To buy, sell and generally deal in and with (at wholesale, retail or both) men's, women's and children's clothing, shoes, jewelry, belts, pocketbooks, and other accessories and wearing apparel of every kind and description.

          To have, in furtherance of the corporate purposes, all of the powers conferred upon corporations incorporated under Chapter 302A, Minnesota Statutes.

     SEVENTH:  No shareholder entitled to vote in the election of directors
     -------
shall be entitled as of right to cumulative voting in any such election.

     EIGHTH:  Any action required or permitted to be taken at a meeting of the
     ------
Board of Directors of the corporation, other than an action requiring shareholder approval, may be taken by written action signed by the number of directors that would be required to take the same action at a meeting of the Board of Directors at which all directors were present.

     NINTH:  The corporation shall, to the fullest extent permitted by Chapter
     -----
302A, Minnesota Statutes, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said Chapter from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said Chapter.


Signed on July 11, 1991

                                   /s/ Athena Togias
                                   -------------------------------
                                   Athena Togias, Incorporator

I certify that I am authorized to execute this document and I further certify that I understand that by signing this document, I am subject to the penalties of perjury as set forth in section 609.48 as if I had signed this document under oath.

                              ARTICLES OF MERGER
                                      OF
                         RIDGEDALE TANNERY WEST, INC.
                                 WITH AND INTO
                           RIVER HILLS WILSONS, INC.


     These Articles of Merger relate to the merger of RIDGEDALE TANNERY WEST, INC., a Minnesota corporation (the "Terminating Corporation"), with and into RIVER HILLS WILSONS, INC., a Minnesota corporation (the "Surviving Corporation").

     (a)  The Plan of Merger (the "Plan") is attached hereto as Exhibit A.

     (b) The Plan has been approved by each of the Terminating Corporation and the Surviving Corporation pursuant to Chapter 302A of the Minnesota Statutes.

Executed on July 19, 1996

                                   RIDGEDALE TANNERY WEST, INC.


                                   By:  /s/ David L. Rogers
                                      -----------------------------------
                                   Name:   David L. Rogers
                                   Title:  President


                                   RIVER HILLS WILSONS, INC.


                                   By:  /s/ David L. Rogers
                                      -----------------------------------
                                   Name:   David L. Rogers
                                   Title:  President

                                                                       EXHIBIT A

                                PLAN OF MERGER


          RIDGEDALE TANNERY WEST, INC., a Minnesota corporation (the "Terminating Corporation"), and RIVER HILLS WILSONS, INC., a Minnesota corporation ("River Hills"), shall merge into a single corporation pursuant to Chapter 302A of the Minnesota Statutes upon the following terms and conditions:

          (1) The merger of the Terminating Corporation into River Hills (the "Merger") shall be effective at the close of business on August 3, 1996, and River Hills shall be the surviving corporation following the Merger (the "Surviving Corporation").

          (2) Upon the effectiveness of the Merger, all of the outstanding shares of capital stock of the Terminating Corporation shall be canceled, no shares of the Surviving Corporation, cash or other consideration shall be issued in exchange therefor or upon cancellation thereof, and each share of capital stock of River Hills shall remain outstanding as capital stock of the Surviving Corporation and shall not be converted or exchanged or in any way modified as a result of the Merger.

          (3) Upon the effectiveness of the Merger, the corporate existence of the Terminating Corporation shall cease, and the corporate existence of River Hills, as the Surviving Corporation, shall continue under, and shall be governed by, the laws of the States of Minnesota.

          (4) The Articles of Incorporation and By-Laws of River Hills in effect immediately prior to the effectiveness of the merger, by virtue of the Merger and without further action by the shareholders or directors of the Terminating Corporation or River Hills, shall continue as, and shall be deemed to be, the Articles of Incorporation and By-Laws of the Surviving Corporation until amended in accordance with the laws of the States of Minnesota.

          (5) The directors of River Hills immediately prior to the effectiveness of the Merger shall be the directors of the Surviving Corporation, subject to the applicable provisions of the By-Laws of the Surviving Corporation, until the expiration of the respective terms of such directors for which they were elected and until their respective successors are elected and have qualified or as otherwise provided in the By-Laws of the Surviving Corporation. The officers of River Hills immediately prior to the effectiveness of the Merger shall be the officers of the Surviving Corporation until their respective successors are chosen and have qualified or as otherwise provided in the By-Laws of the Surviving Corporation.

                              ARTICLES OF MERGER

                                      OF

                         ANTELOPE VALLEY WILSONS, INC.
                           ARDEN FAIR WILSONS, INC.
                          BALDWIN HILLS WILSONS, INC.
                         BAYSHORE (C.A.) WILSONS, INC.
                             CARSON WILSONS, INC.
                           CHULA VISTA WILSONS, INC.
                           COUNTY FAIR WILSONS, INC.
                             DEL AMO BERMANS, INC.
                            ESCONDIDO WILSONS, INC.
                    GREAT MALL SNYDER LEATHER OUTLET, INC.
                 HANFORD WILSONS, INC., LAKEWOOD WILSONS, INC.
              LONG BEACH WILSONS, INC., MAIN PLACE WILSONS, INC.
             MISSION VALLEY WILSONS, INC., MONTCLAIR WILSONS, INC.
               MONTEBELLO WILSONS, INC., NORTHGATE WILSONS, INC.
                     NORTH COUNTY FAIR TANNERY WEST, INC.
              OAKRIDGE WILSONS, INC., PARKWAY PLAZA WILSONS, INC.
              SACRAMENTO WILSONS, INC., SAN LEANDRO WILSONS, INC.
             SANTA ANITA WILSONS, INC., SANTA MARIA WILSONS, INC.
              SANTA ROSA WILSONS, INC., SERRAMONTE WILSONS, INC.
              SHERWOOD WILSONS, INC., SIERRA VISTA WILSONS, INC.
           SOLANO MALL WILSONS, INC., STONERIDGE TANNERY WEST, INC.
                STONEWOOD WILSONS, INC., THE OAKS WILSONS, INC.
             TYLER MALL WILSONS, INC., VICTOR VALLEY WILSONS, INC.
             WEST COVINA WILSONS, INC. and YUBA CITY WILSONS, INC.

                                 WITH AND INTO

                           RIVER HILLS WILSONS, INC.


          These Articles of Merger relate to the merger of ANTELOPE VALLEY WILSONS, INC., ARDEN FAIR WILSONS, INC., BALDWIN HILLS WILSONS, INC., BAYSHORE (C.A.) WILSONS, INC., CARSON WILSONS, INC., CHULA VISTA WILSONS, INC., COUNTY FAIR WILSONS, INC., DEL AMO BERMANS, INC., ESCONDIDO WILSONS, INC., GREAT MALL SNYDER LEATHER OUTLET, INC., HANFORD WILSONS, INC., LAKEWOOD WILSONS, INC., LONG BEACH WILSONS, INC., MAIN PLACE WILSONS, INC., MISSION VALLEY WILSONS, INC., MONTCLAIR WILSONS, INC., MONTEBELLO WILSONS, INC., NORTHGATE WILSONS, INC., NORTH COUNTY FAIR TANNERY WEST, INC., OAKRIDGE WILSONS, INC., PARKWAY PLAZA WILSONS, INC., SACRAMENTO WILSONS, INC., SAN LEANDRO WILSONS, INC., SANTA ANITA WILSONS, INC., SANTA MARIA WILSONS, INC., SANTA ROSA WILSONS, INC.,

SERRAMONTE WILSONS, INC., SHERWOOD WILSONS, INC., SIERRA VISTA WILSONS, INC., SOLANO MALL WILSONS, INC., STONERIDGE TANNERY WEST, INC., STONEWOOD WILSONS, INC., THE OAKS WILSONS, INC., TYLER MALL WILSONS, INC., VICTOR VALLEY WILSONS, INC., WEST COVINA WILSONS, INC. and YUBA CITY WILSONS, INC., all California corporations (the "Disappearing Corporations"), with and into RIVER HILLS WILSONS, INC., a Minnesota corporation (the "Surviving Corporation").

          (a) The Agreement and Plan of Merger (the "Plan") is attached hereto as Exhibit A.

          (b) The Plan has been approved by each of the Disappearing Corporations and the Surviving Corporation pursuant to, respectively, the General Corporation Law of the State of California and Chapter 302A of the Minnesota Statutes.

Executed on July 19, 1996.

                              ANTELOPE VALLEY WILSONS, INC.
                              ARDEN FAIR WILSONS, INC.
                              BALDWIN HILLS WILSONS, INC.
                              BAYSHORE (C.A.) WILSONS, INC.
                              CARSON WILSONS, INC.
                              CHULA VISTA WILSONS, INC.
                              COUNTY FAIR WILSONS, INC.
                              DEL AMO BERMANS, INC.
                              ESCONDIDO WILSONS, INC.
                              GREAT MALL SNYDER LEATHER
                                OUTLET, INC.
                              HANFORD WILSONS, INC.
                              LAKEWOOD WILSONS, INC.
                              LONG BEACH WILSONS, INC.
                              MAIN PLACE WILSONS, INC.
                              MISSION VALLEY WILSONS, INC.
                              MONTCLAIR WILSONS, INC.
                              MONTEBELLO WILSONS, INC.
                              NORTHGATE WILSONS, INC.
                              NORTH COUNTY FAIR TANNERY
                                WEST, INC.
                              OAKRIDGE WILSONS, INC.
                              PARKWAY PLAZA WILSONS, INC.
                              SACRAMENTO WILSONS, INC.
                              SAN LEANDRO WILSONS, INC.
                              SANTA ANITA WILSONS, INC.
                              SANTA MARIA WILSONS, INC.
                              SANTA ROSA WILSONS, INC.
                              SERRAMONTE WILSONS, INC.
                              SHERWOOD WILSONS, INC.

                              SIERRA VISTA WILSONS, INC.
                              SOLANO MALL WILSONS, INC.
                              STONERIDGE TANNERY WEST, INC.
                              STONEWOOD WILSONS, INC.
                              THE OAKS WILSONS, INC.
                              TYLER MALL WILSONS, INC.
                              VICTOR VALLEY WILSONS, INC.
                              WEST COVINA WILSONS, INC.
                              YUBA CITY WILSONS, INC.


                              By: /s/ David L. Rogers
                                  ----------------------------------
                              Name:   David L. Rogers
                              Title:  President of Each


                              RIVER HILLS WILSONS, INC.


                              By: /s/ David L. Rogers
                                  ----------------------------------
                              Name:   David L. Rogers
                              Title:  President

                                                                       EXHIBIT A

                         AGREEMENT AND PLAN OF MERGER


          AGREEMENT AND PLAN OF MERGER entered into on July 19, 1996 by and among ANTELOPE VALLEY WILSONS, INC., ARDEN FAIR WILSONS, INC., BALDWIN HILLS WILSONS, INC., BAYSHORE (C.A.) WILSONS, INC., CARSON WILSONS, INC., CHULA VISTA WILSONS, INC., COUNTY FAIR WILSONS, INC., DEL AMO BERMANS, INC., ESCONDIDO WILSONS, INC., GREAT MALL SNYDER LEATHER OUTLET, INC., HANFORD WILSONS, INC., LAKEWOOD WILSONS, INC., LONG BEACH WILSONS, INC., MAIN PLACE WILSONS, INC., MISSION VALLEY WILSONS, INC., MONTCLAIR WILSONS, INC., MONTEBELLO WILSONS, INC., NORTHGATE WILSONS, INC., NORTH COUNTY FAIR TANNERY WEST, INC., OAKRIDGE WILSONS, INC., PARKWAY PLAZA WILSONS, INC., SACRAMENTO WILSONS, INC., SAN LEANDRO WILSONS, INC., SANTA ANITA WILSONS, INC., SANTA MARIA WILSONS, INC., SANTA ROSA WILSONS, INC., SERRAMONTE WILSONS, INC., SHERWOOD WILSONS, INC., SIERRA VISTA WILSONS, INC., SOLANO MALL WILSONS, INC., STONERIDGE TANNERY WEST, INC., STONEWOOD WILSONS, INC., THE OAKS WILSONS, INC., TYLER MALL WILSONS, INC., VICTOR VALLEY WILSONS, INC., WEST COVINA WILSONS, INC. and YUBA CITY WILSONS, INC., each of which is a corporation incorporated under the laws of the State of California (collectively, the "Disappearing Corporations"), and RIVER HILLS WILSONS, INC., which is a corporation incorporated under the laws of the State of Minnesota ("River Hills").

          (1) The Disappearing Corporations and River Hills shall merge into a single corporation pursuant to the General Corporation Law of the State of California and Chapter 302A of the Minnesota Statutes on the terms and conditions set forth below.

          (2) The merger of the Disappearing Corporations into River Hills (the "Merger") shall be effective as of the close of business on August 3, 1996, and River Hills shall be the surviving corporation following the Merger (the "Surviving Corporation").

          (3) Upon the effectiveness of the Merger, all of the outstanding shares of capital stock of the Disappearing Corporations shall be canceled, no shares of the Surviving Corporation, cash or other consideration shall be issued in exchange therefor or upon cancellation thereof, and each share of capital stock of River Hills shall remain outstanding as capital stock of the Surviving Corporation and shall not be converted or exchanged or in any way modified as a result of the Merger.

          (4) Upon the effectiveness of the Merger, the corporate existence of the Disappearing Corporations shall cease, and the corporate existence of River Hills, as the Surviving Corporation, shall continue under, and shall be governed by, the laws of the State of Minnesota.

          (5) The Articles of Incorporation and By-Laws of River Hills in effect immediately prior to the effectiveness of the Merger, by virtue of the Merger and without further action by the shareholders or directors of the Disappearing Corporations or River Hills, shall continue as, and shall be deemed to be, the Articles of Incorporation and By-Laws of the Surviving Corporation until amended in accordance with the laws of the State of Minnesota.

          (6) The directors of River Hills immediately prior to the effectiveness of the Merger shall be the directors of the Surviving Corporation, subject to the applicable provisions of the By-Laws of the Surviving Corporation, until the expiration of the respective terms of such directors for which they were elected and until their respective successors are elected and have qualified or as otherwise provided in the By-Laws of the Surviving Corporation. The officers of River Hills immediately prior to the effectiveness of the Merger shall be the officers of the Surviving Corporation until their respective successors are chosen and have qualified or as otherwise provided in the By-Laws of the Surviving Corporation.

Signed on the date set forth above.

                              ANTELOPE VALLEY WILSONS, INC.
                              ARDEN FAIR WILSONS, INC.
                              BALDWIN HILLS WILSONS, INC.
                              BAYSHORE (C.A.) WILSONS, INC.
                              CARSON WILSONS, INC.
                              CHULA VISTA WILSONS, INC.
                              COUNTY FAIR WILSONS, INC.
                              DEL AMO BERMANS, INC.
                              ESCONDIDO WILSONS, INC.
                              GREAT MALL SNYDER LEATHER
                                OUTLET, INC.
                              HANFORD WILSONS, INC.
                              LAKEWOOD WILSONS, INC.
                              LONG BEACH WILSONS, INC.
                              MAIN PLACE WILSONS, INC.
                              MISSION VALLEY WILSONS, INC.
                              MONTCLAIR WILSONS, INC.
                              MONTEBELLO WILSONS, INC.
                              NORTHGATE WILSONS, INC.
                              NORTH COUNTY FAIR TANNERY
                                WEST, INC.
                              OAKRIDGE WILSONS, INC.
                              PARKWAY PLAZA WILSONS, INC.
                              SACRAMENTO WILSONS, INC.
                              SAN LEANDRO WILSONS, INC.
                              SANTA ANITA WILSONS, INC.
                              SANTA MARIA WILSONS, INC.
                              SANTA ROSA WILSONS, INC.

                                   SERRAMONTE WILSONS, INC.
                                   SHERWOOD WILSONS, INC.
                                   SIERRA VISTA WILSONS, INC.
                                   SOLANO MALL WILSONS, INC.
                                   STONERIDGE TANNERY WEST, INC.
                                   STONEWOOD WILSONS, INC.
                                   THE OAKS WILSONS, INC.
                                   TYLER MALL WILSONS, INC.
                                   VICTOR VALLEY WILSONS, INC.
                                   WEST COVINA WILSONS, INC.
                                   YUBA CITY WILSONS, INC.


                                   By:/s/ David L. Rogers
                                      ------------------------------------
                                      David L. Rogers, President of Each


                                   By:/s/ Jonathan G. Halper
                                      ------------------------------------
                                      Jonathan G. Halper, Secretary of Each


Signed on the date set forth above.

                                   RIVER HILLS WILSONS, INC.


                                   By:/s/ David L. Rogers
                                      ------------------------------------
                                      David L. Rogers, President


                                   By:/s/ Jonathan G. Halper
                                      ------------------------------------
                                      Jonathan G. Halper, Secretary

                              ARTICLES OF MERGER

                                      OF

                             BOULDER WILSONS, INC.
                            FOOTHILLS WILSONS, INC.
                         SOUTHWEST PLAZA WILSONS, INC.
                       WESTMINSTER (COLO.) WILSONS, INC.
                                      AND
            WILSONS/GEORGETOWN LEATHER DESIGN OF DENVER, CO., INC.

                                 WITH AND INTO

                           RIVER HILLS WILSONS, INC.


     These Articles of Merger relate to the merger of BOULDER WILSONS, INC., FOOTHILLS WILSONS, INC., SOUTHWEST PLAZA WILSONS, INC., WESTMINSTER (COLO.) WILSONS, INC. and WILSONS/GEORGETOWN LEATHER DESIGN OF DENVER, CO., INC., all Colorado Corporations (the "Terminating Corporations"), with and into RIVER HILLS WILSONS, INC., a Minnesota corporation (the "Surviving Corporation").


     (a)  The Plan of Merger (the "Plan") is attached hereto as Exhibit A.

     (B) The Plan has been approved by each of the Terminating Corporations and the Surviving Corporation pursuant to, respectively, the Colorado Business Corporation Act and Chapter 302a of the Minnesota Statutes.

Executed on:  July 19, 1996

                                        BOULDER WILSONS, INC.
                                        FOOTHILLS WILSONS, INC.
                                        SOUTHWEST PLAZA WILSONS, INC.
                                        WESTMINSTER (COLO.) WILSONS, INC.
                                        WILSONS/GEORGETOWN LEATHER
                                         DESIGN OF DENVER, CO., INC.


                                        By:  /s/ David L. Rogers
                                        ----------------------------------------
                                        Name:  David L. Rogers
                                        Capacity:  President of Each

                                        RIVER HILLS WILSONS, INC.


                                        By:  /s/  David L. Rogers
                                           ---------------------
                                        Name:     David L. Rogers
                                        Capacity: President

                                                                       EXHIBIT A
                                PLAN OF MERGER


     BOULDER WILSONS, INC., FOOTHILLS WILSONS, INC., SOUTHWEST PLAZA
WILSONS, INC., WESTMINSTER (COLO.) WILSONS, INC. and WILSONS/GEORGETOWN LEATHER DESIGN OF DENVER, CO., INC., all Colorado corporations (the "Terminating Corporations"), and RIVER HILLS WILSONS, INC., a Minnesota corporation ("River Hills"), shall merge into a single corporation pursuant to the Colorado Business Corporation Act and Chapter 302a of the Minnesota Statutes upon the following terms and conditions:

     (1) The Merger of the Terminating Corporations into River Hills (the "Merger") shall be effective at the close of business on August 3, 1996, and river hills shall be the surviving corporation following the Merger (the "Surviving Corporation").

     (2) Upon the effectiveness of the Merger, all of the outstanding shares of capital stock of the Terminating Corporations shall be canceled, no shares of the Surviving Corporation, cash or other consideration shall be issued in exchange therefor or upon cancellation thereof, and each share of capital stock of River Hills shall remain outstanding as capital stock of the Surviving Corporation and shall not be converted or exchanged or in any way modified as a result of the merger.

     (3) Upon the effectiveness of the Merger, the corporate existence of the Terminating Corporations shall cease, and the corporate existence of River Hills, as the Surviving Corporation, shall continue under, and shall be governed by, the laws of the State of Minnesota.

     (4) The Articles of Incorporation and By-Laws of River Hills in effect immediately prior to the effectiveness of the Merger, by virtue of the Merger and without further action by the shareholders or directors of the Terminating Corporations or River Hills, shall continue as, and shall be deemed to be, the Articles of Incorporation and By-Laws of the Surviving Corporation until amended in accordance with the laws of the State of Minnesota.

     (5) The directors of River Hills immediately prior to the effectiveness of the Merger shall be the directors of the Surviving Corporation, subject to the applicable provisions of the By-Laws of the Surviving Corporation, until the expiration of the respective terms of such directors for which they were elected and until their respective successors are elected and have qualified or as otherwise provided in the By-Laws of the Surviving Corporation. The officers of River Hills immediately prior to the effectiveness of the Merger shall be the officers of the Surviving Corporation until their respective successors are chosen and have qualified or as otherwise provided in the By-Laws of the Surviving Corporation.

                              ARTICLES OF MERGER

                                      OF

                           BELLIS FAIR WILSONS, INC.
                          CASCADE MALL WILSONS, INC.
                     GREAT NORTHWEST BERMANS OUTLET, INC.
                              KELSO WILSONS, INC.
                           KITSAP MALL WILSONS, INC.
                            NORTHTOWN WILSONS, INC.
                         SOUTH HILL (WA) WILSONS, INC.
                             TACOMA WILSONS, INC.
                         VANCOUVER MALL WILSONS, INC.
                                      AND
                             YAKIMA WILSONS, INC.

                                 WITH AND INTO

                           RIVER HILLS WILSONS, INC.


     These Articles of Merger relate to the merger of BELLIS FAIR WILSONS, INC., CASCADE MALL WILSONS, INC., GREAT NORTHWEST BERMANS OUTLET, INC., KELSO WILSONS, INC., KITSAP MALL WILSONS, INC., NORTHTOWN WILSONS, INC., SOUTH HILL (WA) WILSONS, INC., TACOMA WILSONS, INC., VANCOUVER WILSONS, INC. and YAKIMA WILSONS, INC., all Washington corporations (the "Terminating Corporations"), with and into RIVER HILLS WILSONS, INC., a Minnesota corporation (the "Surviving Corporation").

     (a)  The Plan of Merger (the "Plan") is attached hereto as Exhibit A.

     (b) The Plan has been approved by each of the Terminating Corporations and the Surviving Corporation pursuant to, respectively, the Washington Business Corporation Act and Chapter 302A of the Minnesota Statutes.

Executed on July 19, 1996

                                        BELLIS FAIR WILSONS, INC.
                                        CASCADE MALL WILSONS, INC.
                                        GREAT NORTHWEST BERMANS
                                          OUTLET, INC.
                                        KELSO WILSONS, INC.
                                        KITSAP MALL WILSONS, INC.
                                        NORTHTOWN WILSONS, INC.
                                        SOUTH HILL (WA) WILSONS, INC.

                                        TACOMA WILSONS, INC.
                                        VANCOUVER MALL WILSONS, INC.
                                        YAKIMA WILSONS, INC.


                                        By:  /s/ David L. Rogers
                                           -------------------------------------
                                        Name:  David L. Rogers
                                        Title  President of Each


                                        RIVER HILLS WILSONS, INC.


                                        By:  /s/ David L. Rogers
                                           -------------------------------------
                                        Name:  David L. Rogers
                                        Title  President

                                                                       EXHIBIT A

                                 PLAN OF MERGER


     BELLIS FAIR WILSONS, INC., CASCADE MALL WILSONS, INC., GREAT NORTHWEST BERMANS OUTLET, INC., KELSO WILSONS, INC., KITSAP MALL WILSONS, INC., NORTHTOWN WILSONS, INC., SOUTH HILL (WA) WILSONS, INC., TACOMA WILSONS, INC., VANCOUVER MALL WILSONS, INC. and YAKIMA WILSONS, INC., all Washington corporations (the "Terminating Corporations"), and RIVER HILLS WILSONS, INC., a Minnesota corporation ("River Hills"), shall merge into a single corporation pursuant to the Washington Business Corporation Act and Chapter 302A of the Minnesota Statutes upon the following terms and conditions:

     (1) The merger of the Terminating Corporations into River Hills (the "Merger") shall be effective at the close of business on August 3, 1996, and River Hills shall be the surviving corporation following the Merger (the "Surviving Corporation").

     (2) Upon the effectiveness of the Merger, all of the outstanding shares of capital stock of the Terminating Corporations shall be canceled, no shares of the Surviving Corporation, cash or other consideration shall be issued in exchange therefor or upon cancellation thereof, and each share of capital stock of River Hills shall remain outstanding as capital stock of the Surviving Corporation and shall not be converted or exchanged or in any way modified as a result of the Merger.

     (3) Upon the effectiveness of the Merger, the corporate existence of the Terminating Corporations shall cease, and the corporate existence of River Hills, as the Surviving Corporation, shall continue under, and shall be governed by, the laws of the State of Minnesota.

     (4) The Articles of Incorporation and By-Laws of River Hills in effect immediately prior to the effectiveness of the Merger, by virtue of the Merger and without further action by the shareholders or directors of the Terminating Corporations or River Hills, shall continue as, and shall be deemed to be, the Articles of Incorporation and By-Laws of the Surviving Corporation until amended in accordance with the laws of the State of Minnesota.

     (5) The directors of River Hills immediately prior to the effectiveness of the Merger shall be the directors of the Surviving Corporation, subject to the applicable provisions of the By-Laws of the Surviving Corporation, until the expiration of the respective terms of such directors for which they were elected and until their respective successors are elected and have qualified or as otherwise provided in the By-Laws of the Surviving Corporation. The officers of River Hills immediately prior to the effectiveness of the Merger shall be the officers of the Surviving Corporation until their respective successors are chosen and have qualified or as otherwise provided in the By-Laws of the Surviving Corporation.

                              ARTICLES OF MERGER

                                      OF

                          AUBURN-MAINE WILSONS, INC.
                           BANGOR MALL WILSONS, INC.
                           MAINE MALL WILSONS, INC.

                                 WITH AND INTO

                           RIVER HILLS WILSONS, INC.


     These Articles of Merger relate to the merger of AUBURN-MAINE WILSONS, INC., BANGOR MALL WILSONS, INC. and MAINE MALL WILSONS, INC., all Maine corporations (the "Terminating Corporations"), with and into RIVER HILLS WILSONS, INC., a Minnesota corporation (the "Surviving Corporation").

     (a)  The Plan of Merger (the "Plan") is attached hereto as Exhibit A.

     (b) The Plan has been approved by each of the Terminating Corporations and the Surviving Corporation pursuant to, respectively, the Maine Business Corporation Act and Chapter 302A of the Minnesota Statutes.

Executed on July 19, 1996

                                        AUBURN-MAINE WILSONS, INC.
                                        BANGOR MALL WILSONS, INC.
                                        MAINE MALL WILSONS, INC.


                                        By:  /s/ David L. Rogers
                                           -------------------------------------
                                        Name:   David L. Rogers
                                        Title:  President of Each


                                        RIVER HILLS WILSONS, INC.


                                        By:  /s/ David L. Rogers
                                             -----------------------------------
                                        Name:   David L. Rogers
                                        Title:  President

                                                                       EXHIBIT A

                                 PLAN OF MERGER


     AUBURN-MAINE WILSONS, INC., BANGOR MALL WILSONS, INC. and MAINE MALL WILSONS, INC., all Maine corporations (the "Terminating Corporations"), and RIVER HILLS WILSONS, INC., a Minnesota corporation ("River Hills"), shall merge into a single corporation pursuant to the Maine Business Corporation Act and Chapter 302A of the Minnesota Statutes upon the following terms and conditions:

     (1) The merger of the Terminating Corporations into River Hills (the "Merger") shall be effective at the close of business on August 3, 1996, and River Hills shall be the surviving corporation following the Merger (the "Surviving Corporation").

     (2) Upon the effectiveness of the Merger, all of the outstanding shares of capital stock of the Terminating Corporations shall be canceled, no shares of the Surviving Corporation, cash or other consideration shall be issued in exchange therefor or upon cancellation thereof, and each share of capital stock of River Hills shall remain outstanding as capital stock of the Surviving Corporation and shall not be converted or exchanged or in any way modified as a result of the Merger.

     (3) Upon the effectiveness of the Merger, the corporate existence of the Terminating Corporations shall cease, and the corporate existence of River Hills, as the Surviving Corporation, shall continue under, and shall be governed by, the laws of the State of Minnesota.

     (4) The Articles of Incorporation and By-Laws of River Hills in effect immediately prior to the effectiveness of the Merger, by virtue of the Merger and without further action by the shareholders or directors of the Terminating Corporations or River Hills, shall continue as, and shall be deemed to be, the Articles of Incorporation and By-Laws of the Surviving Corporation until amended in accordance with the laws of the State of Minnesota. Said Articles of Incorporation and By-Laws are to remain unchanged by the Merger.

     (5) The directors of River Hills immediately prior to the effectiveness of the Merger shall be the directors of the Surviving Corporation, subject to the applicable provisions of the By-Laws of the Surviving Corporation, until the expiration of the respective terms of such directors for which they were elected and until their respective successors are elected and have qualified or as otherwise provided in the By-Laws of the Surviving Corporation. The officers of River Hills immediately prior to the effectiveness of the Merger shall be the officers of the Surviving Corporation until their respective successors are chosen and have qualified or as otherwise provided in the By-Laws of the Surviving Corporation.

     (6) The Surviving Corporation shall assume the assets and liabilities of the Terminating Corporations.

                              ARTICLES OF MERGER
                                      OF
                           TOWNE EAST WILSONS, INC.
                                 WITH AND INTO
                           RIVER HILLS WILSONS, INC.

     These Articles of Merger relate to the merger of TOWNE EAST WILSONS, INC., a Kansas corporation (the "Terminating Corporation"), with and into RIVER HILLS WILSONS, INC., a Minnesota corporation (the "Surviving Corporation").

     (a) The Agreement and Plan of Merger (the "Plan") is attached hereto as Exhibit A.

     (b) The Plan has been approved by each of the Termination Corporation and the Surviving Corporation pursuant to, respectively, the General Corporation Code of the State of Kansas and Chapter 302A of the Minnesota Statutes.

Executed on July 19, 1996

                                        TOWNE EAST WILSONS, INC.



                                        By:  /s/ David L. Rogers
                                           -------------------------------------
                                        Name:  David L. Rogers
                                        Title: President


                                        RIVER HILLS WILSONS, INC.



                                        By:  /s/ David L. Rogers
                                           ---------------------
                                        Name:  David L. Rogers
                                        Title: President

                                                                       EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER


     AGREEMENT AND PLAN OF MERGER entered into on July 19, 1996 by and between TOWNE EAST WILSONS, INC., a Kansas corporation (the "Terminating Corporation"), and RIVER HILLS WILSONS, INC., a Minnesota corporation ("River Hills").

     (1) The Terminating Corporation and River Hills shall merge into a single corporation pursuant to the General Corporation Code of the State of Kansas and Chapter 302A of the Minnesota Statutes upon the terms and conditions set forth below.

     (2) The merger of the Terminating Corporation into River Hills (the "Merger") shall be effective at the close of business on August 3, 1996, and River Hills shall be the surviving corporation following the Merger (the "Surviving Corporation").

     (3) Upon the effectiveness of the Merger, all of the outstanding shares of capital stock of the Terminating Corporation shall be canceled, no shares of the Surviving Corporation, cash or other consideration shall be issued in exchange therefor or upon cancellation thereof, and each share of capital stock of River Hills shall remain outstanding as capital stock of the Surviving Corporation and shall not be converted or exchanged or in any way modified as a result of the Merger.

     (4) Upon the effectiveness of the Merger, the corporate existence of the Terminating Corporation shall cease, and the corporate existence of River Hills, as the Surviving Corporation, shall continue under, and shall be governed by, the laws of the State of Minnesota.

     (5) The Articles of Incorporation and By-Laws of River Hills in effect immediately prior to the effectiveness of the Merger, by virtue of the Merger and without further action by the shareholders or directors of the Terminating Corporation or River Hills, shall continue as, and shall be deemed to be, the Articles of Incorporation and By-Laws of the Surviving Corporation until amended in accordance with the laws of the State of Minnesota.

     (6) The directors of River Hills immediately prior to the effectiveness of the Merger shall be the directors of the Surviving Corporation, subject to the applicable provisions of the By-Laws of the Surviving Corporation, until the expiration of the respective terms of such directors for which they were elected and until their respective successors are elected and have qualified or as otherwise provided in the By-Laws of the Surviving Corporation. The officers of River Hills immediately prior to the effectiveness of the Merger shall be the officers of the Surviving Corporation until their respective successors are chosen and have qualified or as otherwise provided in the By-Laws of the Surviving Corporation.

     (7) Pursuant to K.S.A. 17-6702, River Hills, as the Surviving Corporation, hereby (i) agrees that it may be served with process in the State of Kansas in any proceeding for the enforcement of any obligation of the Terminating Corporation, as well as for enforcement of any obligation of the Surviving Corporation arising from the Merger, including any suit or other proceeding to enforce the right of any stockholder as determined in appraisal proceedings pursuant to the provisions of K.S.A. 17-6712 and amendments thereto, and (ii) irrevocably appoints the Secretary of State of the State of Kansas as its agent to accept service of process in any such suit or proceeding. The Secretary of State shall mail a copy of any such process to the Surviving Corporation at 7401 Boone Avenue North, Brooklyn Park, Minnesota 55428.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Merger to be duly executed as of the date first written above.

                                        TOWNE EAST WILSONS, INC.

Attest:  /s/ Jonathan G. Halper         By:  /s/ David L. Rogers
         ----------------------             --------------------
Name:   Jonathan G. Halper              Name:    David L. Rogers
Title:  Secretary                       Title:   President


                                        RIVER HILLS WILSONS, INC.


Attest:  /s/ Jonathan G. Halper         By:  /s/ David L. Rogers
         ----------------------             ---------------------
Name:   Jonathan G. Halper              Name:    David L. Rogers
Title:  Secretary                       Title:   President



STATE OF MINNESOTA  )
                    ) SS.
COUNTY OF HENNEPI   )


     I do hereby certify that on July 19, 1996 before me, a Notary Public authorized to perform notarial acts in the State and County aforesaid, personally appeared David L. Rogers, to me known to be one of the persons who executed the foregoing instrument, and the said David L. Rogers acknowledged to me that he signed said instrument as President of TOWNE EAST WILSONS, INC., a corporation incorporated under the laws of the State of Kansas, and that his signing was on behalf of said corporation; and I do further certify that at the same time personally appeared Jonathan G. Halper, to me known to be another of the persons who executed the foregoing instrument, and the said Jonathan G. Halper acknowledged to me that he attested said instrument as Secretary of said corporation and upon its behalf.

     GIVEN under my hand and official seal on the day and year aforesaid.


                                        By: /s/ Amy M. Greene
                                            ------------------------------------
[notarial seal]                         Notary Public
                                        Commission expires: 1/31/00
                                                            --------------------


STATE OF MINNESOTA  )
                    ) SS.
COUNTY OF HENNEPIN  )


     I do hereby certify that on July 19, 1996 before me, a Notary Public authorized to perform notarial acts in the State and County aforesaid, personally appeared David L. Rogers, to me known to be one of the persons who executed the foregoing instrument, and the said David L. Rogers acknowledged to me that he signed said instrument as President of RIVER HILLS WILSONS, INC., a corporation incorporated under the laws of the State of Minnesota, and that his signing was on behalf of said corporation; and I do further certify that at the same time personally appeared Jonathan G. Halper, to me known to be another of the persons who executed the foregoing instrument, and the said Jonathan G. Halper acknowledged to me that he attested said instrument as Secretary of said corporation and upon its behalf.

     GIVEN under my hand and official seal on the day and year aforesaid.


                                        By: /s/ Amy M. Greene
                                            ------------------------------------
[notarial seal]                         Notary Public
                                        Commission expires: 1/31/00
                                                            --------------------

Certification by Secretary of
TOWNE EAST WILSONS, INC.


     The undersigned, being the Secretary of TOWNE EAST WILSONS, INC., does hereby certify that the foregoing Agreement and Plan of Merger was approved and adopted by unanimous written consent of the directors and sole shareholder of said corporation in lieu of a meeting given in accordance with the provisions of, respectively, K.S.A. 17-6301 and K.S.A. 17-6518.

Dated:  July 19, 1996                   /s/ Jonathan G. Halper
                                        ----------------------------------------
                                        Jonathan G. Halper



Certification by Secretary of
RIVER HILLS WILSONS, INC.


     The undersigned, being the Secretary of RIVER HILLS WILSONS, INC., does hereby certify that the foregoing Agreement and Plan of Merger was approved and adopted by unanimous written consent of the directors and sole shareholder of said corporation in lieu of a meeting given in accordance with, respectively,
Section 302A.239 and Section 302A.441 of the Minnesota Statutes.

Dated:  July 19, 1996                   /s/ Jonathan G. Halper
                                        ----------------------------------------
                                        Jonathan G. Halper

                              ARTICLES OF MERGER

                                      OF

                           CROSSROADS WILSONS, INC.
                                      AND
                             OAKVIEW WILSONS, INC.

                                 WITH AND INTO

                           RIVER HILLS WILSONS, INC.


     These Articles of Merger relate to the merger of CROSSROADS WILSONS, INC. and OAKVIEW WILSONS, INC., all Nebraska corporations (the "Terminating Corporations"), with and into RIVER HILLS WILSONS, INC., a Minnesota corporation (the "Surviving Corporation").

     (a)  The Plan of Merger (the "Plan") is attached hereto as Exhibit A.

     (b) The Plan has been approved by each of the Terminating Corporations and the Surviving Corporation pursuant to, respectively, the Business Corporation Act of the State of Nebraska and Chapter 302A of the Minnesota Statutes.

Executed on July 19, 1996

                                   CROSSROADS WILSONS, INC.
                                   OAKVIEW WILSONS, INC.


                                   By:  /s/ David L. Rogers
                                       -----------------------------------------
                                   Name:     David L. Rogers
                                   Capacity: President of Each


                                   RIVER HILLS WILSONS, INC.


                                   By: /s/ David L. Rogers
                                      ------------------------------------------
                                   Name:     David L. Rogers
                                   Capacity: President

                                                                       EXHIBIT A

                                 PLAN OF MERGER


     CROSSROADS WILSONS, INC. and OAKVIEW WILSONS, INC., all Nebraska corporations (the "Terminating Corporations"), and RIVER HILLS WILSONS, INC., a Minnesota corporation ("River Hills"), shall merge into a single corporation pursuant to the Business Corporation Act of the State of Nebraska and Chapter 302A of the Minnesota Statutes upon the following terms and conditions:

     (1) The merger of the Terminating Corporations into River Hills (the "Merger") shall be effective at the close of business on August 3, 1996, and River Hills shall be the surviving corporation following the Merger (the "Surviving Corporation").

     (2) Upon the effectiveness of the Merger, all of the outstanding shares of capital stock of the Terminating Corporations shall be canceled, no shares of the Surviving Corporation, cash or other consideration shall be issued in exchange therefor or upon cancellation thereof, and each share of capital stock of River Hills shall remain outstanding as capital stock of the Surviving Corporation and shall not be converted or exchanged or in any way modified as a result of the Merger.

     (3) Upon the effectiveness of the Merger, the corporate existence of the Terminating Corporations shall cease, and the corporate existence of River Hills, as the Surviving Corporation, shall continue under, and shall be governed by, the laws of the State of Minnesota.

     (4) The Articles of Incorporation and By-Laws of River Hills in effect immediately prior to the effectiveness of the Merger, by virtue of the Merger and without further action by the shareholders or directors of the Terminating Corporations or River Hills, shall continue as, and shall be deemed to be, the Articles of Incorporation and By-Laws of the Surviving Corporation until amended in accordance with the laws of the State of Minnesota.

     (5) The directors of River Hills immediately prior to the effectiveness of the Merger shall be the directors of the Surviving Corporation, subject to the applicable provisions of the By-Laws of the Surviving Corporation, until the expiration of the respective terms of such directors for which they were elected and until their respective successors are elected and have qualified or as otherwise provided in the By-Laws of the Surviving Corporation. The officers of River Hills immediately prior to the effectiveness of the Merger shall be the officers of the Surviving Corporation until their respective successors are chosen and have qualified or as otherwise provided in the By-Laws of the Surviving Corporation.

                              ARTICLES OF MERGER
                                      OF
                          ROGUE VALLEY WILSONS, INC.
                                 WITH AND INTO
                           RIVER HILLS WILSONS, INC.


     These Articles of Merger relate to the merger of ROGUE VALLEY WILSONS, INC., an Oregon corporation (the "Terminating Corporation"), with and into RIVER HILLS WILSONS, INC., a Minnesota corporation (the "Surviving Corporation").

     (a)  The Plan of Merger (the "Plan") is attached hereto as Exhibit A.

     (b) The Plan has been approved by each of the Terminating Corporation and the Surviving Corporation pursuant to, respectively, the Business Corporation Act of the State of Oregon and Chapter 302A of the Minnesota Statutes.

Executed on July 19, 1996

                                        ROGUE VALLEY WILSONS, INC.


                                        By: /s/ David L. Rogers
                                           -------------------------------------
                                        Name:     David L. Rogers
                                        Title:    President


                                        RIVER HILLS WILSONS, INC.


                                        By: /s/ David L. Rogers
                                           -------------------------------------
                                        Name:     David L. Rogers
                                        Title:    President

                                                                       EXHIBIT A

                                 PLAN OF MERGER


     ROGUE VALLEY WILSONS, INC., an Oregon corporation (the "Terminating Corporation"), and RIVER HILLS WILSONS, INC., a Minnesota corporation ("River Hills"), shall merge into a single corporation pursuant to the Business Corporation Act of the State of Oregon and Chapter 302A of the Minnesota Statutes upon the following terms and conditions:

     (1) The merger of the Terminating Corporation into River Hills (the "Merger") shall be effective at the close of business on August 3, 1996, and River Hills shall be the surviving corporation following the Merger (the "Surviving Corporation").

     (2) Upon the effectiveness of the Merger, all of the outstanding shares of capital stock of the Terminating Corporation shall be canceled, no shares of the Surviving Corporation, cash or other consideration shall be issued in exchange therefor or upon cancellation thereof, and each share of capital stock of River Hills shall remain outstanding as capital stock of the Surviving Corporation and shall not be converted or exchanged or in any way modified as a result of the Merger.

     (3) Upon the effectiveness of the Merger, the corporate existence of the Terminating Corporation shall cease, and the corporate existence of River Hills, as the Surviving Corporation, shall continue under, and shall be governed by, the laws of the State of Minnesota.

     (4) The Articles of Incorporation and By-Laws of River Hills in effect immediately prior to the effectiveness of the Merger, by virtue of the Merger and without further action by the shareholders or directors of the Terminating Corporation or River Hills, shall continue as, and shall be deemed to be, the Articles of Incorporation and By-Laws of the Surviving Corporation until amended in accordance with the laws of the State of Minnesota.

     (5) The directors of River Hills immediately prior to the effectiveness of the Merger shall be the directors of the Surviving Corporation, subject to the applicable provisions of the By-Laws of the Surviving Corporation, until the expiration of the respective terms of such directors for which they were elected and until their respective successors are elected and have qualified or as otherwise provided in the By-Laws of the Surviving Corporation. The officers of River Hills immediately prior to the effectiveness of the Merger shall be the officers of the Surviving Corporation until their respective successors are chosen and have qualified or as otherwise provided in the By-Laws of the Surviving Corporation.

                              ARTICLES OF MERGER

                                      OF

                        CARBONDALE, IL., WILSONS, INC.
                          CENTURY CITY WILSONS, INC.
                          CHARLESTOWNE WILSONS, INC.
                          CHICAGO RIDGE WILSONS, INC.
                          CHICAGO YARD WILSONS, INC.
                          FORD CITY PELLE CUIR, INC.
                            GOLF MILL WILSONS, INC.
                       GURNEE MILLS BERMANS OUTLET, INC.
                            MACHESNEY WILSONS, INC.
                           ORLAND SQ. WILSONS, INC.
                            RANDHURST WILSONS, INC.
                           SPRING HILL WILSONS, INC.
                        STRATFORD SQUARE WILSONS, INC.
                                      AND
                         TOUHY AVENUE PELLE CUIR, INC.

                                 WITH AND INTO

                           RIVER HILLS WILSONS, INC.


     These Articles of Merger relate to the merger of CARBONDALE, IL., WILSONS, INC., CENTURY CITY WILSONS, INC., CHARLESTOWNE WILSONS, INC., CHICAGO RIDGE WILSONS, INC., CHICAGO YARD WILSONS, INC., FORD CITY PELLE CUIR, INC., GOLF MILL WILSONS, INC., GURNEE MILLS BERMANS OUTLET, INC., MACHESNEY WILSONS, INC., ORLAND SQ. WILSONS, INC., RANDHURST WILSONS, INC., SPRING HILL WILSONS, INC., STRATFORD SQUARE WILSONS, INC. and TOUHY AVENUE PELLE CUIR, INC., all Illinois corporations (the "Terminating Corporations"), with and into RIVER HILLS WILSONS, INC., a Minnesota corporation (the "Surviving Corporation").

     (a)  The Plan of Merger (the "Plan") is attached hereto as Exhibit A.

     (b) The Plan has been approved by each of the Terminating Corporations and the Surviving Corporation pursuant to, respectively, the Business Corporation Act of 1983 of the State of Illinois and Chapter 302A of the Minnesota Statutes.

Executed on July 19, 1996.

                                        CARBONDALE, IL., WILSONS, INC.
                                        CENTURY CITY WILSONS, INC.
                                        CHARLESTOWNE WILSONS, INC.
                                        CHICAGO RIDGE WILSONS, INC.
                                        CHICAGO YARD WILSONS, INC.
                                        FORD CITY PELLE CUIR, INC.
                                        GOLF MILL WILSONS, INC.
                                        GURNEE MILLS BERMANS OUTLET, INC.
                                        MACHESNEY WILSONS, INC.
                                        ORLAND SQ. WILSONS, INC.
                                        RANDHURST WILSONS, INC.
                                        SPRING HILL WILSONS, INC.
                                        STRATFORD SQUARE WILSONS, INC.
                                        TOUHY AVENUE PELLE CUIR, INC.



                                        By: /s/ David L. Rogers
                                           -------------------------------------
                                        Name:     David L. Rogers
                                        Capacity: President of Each


                                        RIVER HILLS WILSONS, INC.


                                        By:  /s/ David L. Rogers
                                        ----------------------------------------
                                        Name:     David L. Rogers
                                        Capacity: President

                                                                       EXHIBIT A

                                 PLAN OF MERGER


     CARBONDALE, IL., WILSONS, INC., CENTURY CITY WILSONS, INC., CHARLESTOWNE WILSONS, INC., CHICAGO RIDGE WILSONS, INC., CHICAGO YARD WILSONS, INC., FORD CITY PELLE CUIR, INC., GOLF MILL WILSONS, INC., GURNEE MILLS BERMANS OUTLET, INC., MACHESNEY WILSONS, INC., ORLAND SQ. WILSONS, INC., RANDHURST WILSONS, INC., SPRING HILL WILSONS, INC., STRATFORD SQUARE WILSONS, INC. and TOUHY AVENUE PELLE CUIR, INC., all Illinois corporations (the "Terminating Corporations"), and RIVER HILLS WILSONS, INC., a Minnesota corporation ("River Hills"), shall merge into a single corporation pursuant to the Business Corporation Act of 1983 of the State of Illinois and Chapter 302A of the Minnesota Statutes upon the following terms and conditions:

     (1) The merger of the Terminating Corporations into River Hills (the "Merger") shall be effective at the close of business on August 3, 1996, and River Hills shall be the surviving corporation following the Merger (the "Surviving Corporation").

     (2) Upon the effectiveness of the Merger, since each of the Terminating Corporations is a wholly-owned subsidiary of River Hills, all of the outstanding shares of capital stock of the Terminating Corporations shall be canceled, no shares of the Surviving Corporation, cash or other consideration shall be issued in exchange therefor or upon cancellation thereof, and each share of capital stock of River Hills shall remain outstanding as capital stock of the Surviving Corporation and shall not be converted or exchanged or in any way modified as a result of the Merger.

     (3) Upon the effectiveness of the Merger, the corporate existence of the Terminating Corporations shall cease, and the corporate existence of River Hills, as the Surviving Corporation, shall continue under, and shall be governed by, the laws of the State of Minnesota.

     (4) The Articles of Incorporation and By-Laws of River Hills in effect immediately prior to the effectiveness of the Merger, by virtue of the Merger and without further action by the shareholders or directors of the Terminating Corporations or River Hills, shall continue as, and shall be deemed to be, the Articles of Incorporation and By-Laws of the Surviving Corporation until amended in accordance with the laws of the State of Minnesota.

     (5) The directors of River Hills immediately prior to the effectiveness of the Merger shall be the directors of the Surviving Corporation, subject to the applicable provisions of the By-Laws of the Surviving Corporation, until the expiration of the respective terms of such directors for which they were elected and until their respective successors are elected and have qualified or as otherwise provided in the By-Laws of the Surviving Corporation. The officers of River Hills immediately prior to the effectiveness of the Merger shall be the officers of the Surviving Corporation until their respective successors are chosen and have qualified or as otherwise provided in the By-Laws of the Surviving Corporation.

                              ARTICLES OF MERGER
                                      OF
                          RUSHMORE MALL WILSONS, INC.
                                 WITH AND INTO
                           RIVER HILLS WILSONS, INC.


     These Articles of Merger relate to the merger of RUSHMORE MALL WILSONS, INC., a South Dakota corporation (the "Terminating Corporation"), with and into RIVER HILLS WILSONS, INC., a Minnesota corporation (the "Surviving Corporation").

     (a)  The Plan of Merger (the "Plan") is attached hereto as Exhibit A.

     (b) The Plan has been approved by each of the Terminating Corporation and the Surviving Corporation pursuant to, respectively, the South Dakota Business Corporation Act and Chapter 302A of the Minnesota Statutes.

Executed on July 19, 1996

                                        RUSHMORE MALL WILSONS, INC.



                                        By: /s/ David L. Rogers
                                           -------------------------------------
                                        Name:     David L. Rogers
                                        Title:    President


                                        RIVER HILLS WILSONS, INC.

                                        By: /s/ David L. Rogers
                                           -------------------------------------
                                        Name:     David L. Rogers
                                        Title:    President

                                                                       EXHIBIT A

                                 PLAN OF MERGER


     RUSHMORE MALL WILSONS, INC., a South Dakota corporation (the "Terminating Corporation"), and RIVER HILLS WILSONS, INC., a Minnesota corporation ("River Hills"), shall merge into a single corporation pursuant to the South Dakota Business Corporation Act and Chapter 302A of the Minnesota Statutes upon the following terms and conditions:

     (1) The merger of the Terminating Corporation into River Hills (the "Merger") shall be effective at the later of the time Articles of Merger embracing this Plan of Merger are filed with the South Dakota Secretary of State and the time Articles of Merger embracing this Plan of Merger are filed with the Minnesota Secretary of State.

     (2) River Hills shall be the surviving corporation following the Merger (the "Surviving Corporation").

     (3) Upon the effectiveness of the Merger, all of the outstanding shares of capital stock of the Terminating Corporation shall be canceled, no shares of the Surviving Corporation, cash or other consideration shall be issued in exchange therefor or upon cancellation thereof, and each share of capital stock of River Hills shall remain outstanding as capital stock of the Surviving Corporation and shall not be converted or exchanged or in any way modified as a result of the Merger.

     (4) Upon the effectiveness of the Merger, the corporate existence of the Terminating Corporation shall cease, and the corporate existence of River Hills, as the Surviving Corporation, shall continue under, and shall be governed by, the laws of the State of Minnesota.

     (5) The Articles of Incorporation and By-Laws of River Hills in effect immediately prior to the effectiveness of the Merger, by virtue of the Merger and without further action by the shareholders or directors of the Terminating Corporation or River Hills, shall continue as, and shall be deemed to be, the Articles of Incorporation and By-Laws of the Surviving Corporation until further amended in accordance with the laws of the State of Minnesota.

     (6) The directors of River Hills immediately prior to the effectiveness of the Merger shall be the directors of the Surviving Corporation, subject to the applicable provisions of the By-Laws of the Surviving Corporation, until the expiration of the respective terms of such directors for which they were elected and until their respective successors are elected and have qualified or as otherwise provided in the By-Laws of the Surviving Corporation. The officers of River Hills immediately prior to the effectiveness of the Merger shall be the officers of the Surviving Corporation until their respective successors are chosen and have qualified or as otherwise provided in the By-Laws of the Surviving Corporation.

                              ARTICLES OF MERGER

                                      OF

                           CROSSROADS WILSONS, INC.
                          FASHION PLACE WILSONS, INC.
                          LAYTON HILLS WILSONS, INC.
                                      AND
                         UNIVERSITY MALL WILSONS, INC.

                                 WITH AND INTO

                           RIVER HILLS WILSONS, INC.


     These Articles of Merger relate to the merger of CROSSROADS WILSONS, INC., FASHION PLACE WILSONS, INC., LAYTON HILLS WILSONS, INC. and UNIVERSITY MALL WILSONS, INC., all Utah corporations (the "Terminating Corporations"), with and into RIVER HILLS WILSONS, INC., a Minnesota corporation (the "Surviving Corporation").

     (a)  The Plan of Merger (the "Plan") is attached hereto as Exhibit A.

     (b) The Plan has been approved by each of the Terminating Corporations and the Surviving Corporation pursuant to, respectively, the Utah Revised Business Corporation Act and Chapter 302A of the Minnesota Statutes.

Executed on July 19, 1996

                                        CROSSROADS WILSONS, INC.
                                        FASHION PLACE WILSONS, INC.
                                        LAYTON HILLS WILSONS, INC.
                                        UNIVERSITY MALL WILSONS, INC.


                                        By: /s/ David L. Rogers
                                            ------------------------------------
                                        Name:     David L. Rogers
                                        Title:    President

                                        RIVER HILLS WILSONS, INC.


                                        By: /s/ David L. Rogers
                                            ------------------------------------
                                        Name:     David L. Rogers
                                        Title:    President

                                                                       EXHIBIT A

                                 PLAN OF MERGER


     CROSSROADS WILSONS, INC., FASHION PLACE WILSONS, INC., LAYTON HILLS WILSONS, INC. and UNIVERSITY MALL WILSONS, INC., all Utah corporations (the "Terminating Corporations"), and RIVER HILLS WILSONS, INC., a Minnesota corporation ("River Hills"), shall merge into a single corporation upon the following terms and conditions:

     (1) The merger of the Terminating Corporations into River Hills (the "Merger") shall be effective at the close of business on August 3, 1996, and River Hills shall be the surviving corporation following the Merger (the "Surviving Corporation").

     (2) Upon the effectiveness of the Merger, all of the outstanding shares of capital stock of the Terminating Corporations shall be canceled, no shares of the Surviving Corporation, cash or other consideration shall be issued in exchange therefor or upon cancellation thereof, and each share of capital stock of River Hills shall remain outstanding as capital stock of the Surviving Corporation and shall not be converted or exchanged or in any way modified as a result of the Merger.

     (3) Upon the effectiveness of the Merger, the corporate existence of the Terminating Corporations shall cease, and the corporate existence of River Hills, as the Surviving Corporation, shall continue under, and shall be governed by, the laws of the State of Minnesota.

     (4) The Articles of Incorporation and By-Laws of River Hills in effect immediately prior to the effectiveness of the Merger, by virtue of the Merger and without further action by the shareholders or directors of the Terminating Corporations or River Hills, shall continue as, and shall be deemed to be, the Articles of Incorporation and By-Laws of the Surviving Corporation until amended in accordance with the laws of the State of Minnesota.

     (5) The directors of River Hills immediately prior to the effectiveness of the Merger shall be the directors of the Surviving Corporation, subject to the applicable provisions of the By-Laws of the Surviving Corporation, until the expiration of the respective terms of such directors for which they were elected and until their respective successors are elected and have qualified or as otherwise provided in the By-Laws of the Surviving Corporation. The officers of River Hills immediately prior to the effectiveness of the Merger shall be the officers of the Surviving Corporation until their respective successors are chosen and have qualified or as otherwise provided in the By-Laws of the Surviving Corporation.

                              ARTICLES OF MERGER
                                      OF
                            CORONADO WILSONS, INC.
                                 WITH AND INTO
                           RIVER HILLS WILSONS, INC.


     These Articles of Merger relate to the merger of CORONADO WILSONS, INC., a New Mexico corporation (the "Terminating Corporation"), with and into RIVER HILLS WILSONS, INC., a Minnesota corporation (the "Surviving Corporation").

     (a)  The Plan of Merger (the "Plan") is attached hereto as Exhibit A.

     (b) The Plan has been approved by each of the Terminating Corporation and the Surviving Corporation pursuant to, respectively, the Business Corporation Act of the State of New Mexico and Chapter 302A of the Minnesota Statutes.

Executed on July 19, 1996

                                        CORONADO WILSONS, INC.


                                        By: /s/ David L. Rogers
                                            ------------------------------------
                                        Name:     David L. Rogers
                                        Title:    President


                                        RIVER HILLS WILSONS, INC.



                                        By: /s/ David L. Rogers
                                            ------------------------------------
                                        Name:     David L. Rogers
                                        Title:    President

                                                                       EXHIBIT A

                                 PLAN OF MERGER


     CORONADO WILSONS, INC., a New Mexico corporation (the "Terminating Corporation"), and RIVER HILLS WILSONS, INC., a Minnesota corporation ("River Hills"), shall merge into a single corporation pursuant to the Business Corporation Act of the State of New Mexico and Chapter 302A of the Minnesota Statutes upon the following terms and conditions:

     (1) The merger of the Terminating Corporation into River Hills (the "Merger") shall be effective at the close of business on August 3, 1996, and River Hills shall be the surviving corporation following the Merger (the "Surviving Corporation").

     (2) Upon the effectiveness of the Merger, all of the outstanding shares of capital stock of the Terminating Corporation shall be canceled, no shares of the Surviving Corporation, cash or other consideration shall be issued in exchange therefor or upon cancellation thereof, and each share of capital stock of River Hills shall remain outstanding as capital stock of the Surviving Corporation and shall not be converted or exchanged or in any way modified as a result of the Merger.

     (3) Upon the effectiveness of the Merger, the corporate existence of the Terminating Corporation shall cease, and the corporate existence of River Hills, as the Surviving Corporation, shall continue under, and shall be governed by, the laws of the State of Minnesota.

     (4) The Articles of Incorporation and By-Laws of River Hills in effect immediately prior to the effectiveness of the Merger, by virtue of the Merger and without further action by the shareholders or directors of the Terminating Corporation or River Hills, shall continue as, and shall be deemed to be, the Articles of Incorporation and By-Laws of the Surviving Corporation until amended in accordance with the laws of the State of Minnesota.

     (5) The directors of River Hills immediately prior to the effectiveness of the Merger shall be the directors of the Surviving Corporation, subject to the applicable provisions of the By-Laws of the Surviving Corporation, until the expiration of the respective terms of such directors for which they were elected and until their respective successors are elected and have qualified or as otherwise provided in the By-Laws of the Surviving Corporation. The officers of River Hills immediately prior to the effectiveness of the Merger shall be the officers of the Surviving Corporation until their respective successors are chosen and have qualified or as otherwise provided in the By-Laws of the Surviving Corporation.

                              ARTICLES OF MERGER

                                      OF

                             FOX RUN WILSONS, INC.
                       MALL OF MANCHESTER WILSONS, INC.
                            PHEASANT WILSONS, INC.
                         ROCKINGHAM PARK WILSONS, INC.
                                      AND
                           STEEPLEGATE WILSONS, INC.

                                 WITH AND INTO

                           RIVER HILLS WILSONS, INC.


     These Articles of Merger relate to the merger of FOX RUN WILSONS, INC., MALL OF MANCHESTER WILSONS, INC., PHEASANT WILSONS, INC., ROCKINGHAM PARK WILSONS, INC. and STEEPLEGATE WILSONS, INC., all New Hampshire corporations (the "Terminating Corporations"), with and into RIVER HILLS WILSONS, INC., a Minnesota corporation (the "Surviving Corporation").

     (a)  The Plan of Merger (the "Plan") is attached hereto as Exhibit A.

     (b) The Plan has been approved by each of the Terminating Corporations and the Surviving Corporation pursuant to, respectively, the New Hampshire Business Corporation Act and Chapter 302A of the Minnesota Statutes.

Executed on July 19, 1996

                                        FOX RUN WILSONS, INC.
                                        MALL OF MANCHESTER WILSONS, INC.
                                        PHEASANT WILSONS, INC.
                                        ROCKINGHAM PARK WILSONS, INC.
                                        STEEPLEGATE WILSONS, INC.


                                        By: /s/ David L. Rogers
                                            ------------------------------------
                                        Name:     David L. Rogers
                                        Capacity: President of Each

                                        RIVER HILLS WILSONS, INC.


                                        By: /s/ David L. Rogers
                                            ------------------------------------
                                        Name:     David L. Rogers
                                        Capacity: President

                                                                       EXHIBIT A

                                 PLAN OF MERGER


     FOX RUN WILSONS, INC., MALL OF MANCHESTER WILSONS, INC., PHEASANT WILSONS, INC., ROCKINGHAM PARK WILSONS, INC. and STEEPLEGATE WILSONS, INC., each being a New Hampshire corporation (the "Terminating Corporations"), and RIVER HILLS WILSONS, INC., a Minnesota corporation ("River Hills"), shall merge into a single corporation pursuant to the New Hampshire Business Corporation Act and Chapter 302A of the Minnesota Statutes upon the following terms and conditions:

     (1) The merger of the Terminating Corporations into River Hills (the "Merger") shall be effective at the close of business on August 3, 1996, and River Hills shall be the surviving corporation following the Merger (the "Surviving Corporation").

     (2) Upon the effectiveness of the Merger, all of the outstanding shares of capital stock of the Terminating Corporations shall be canceled, no shares of the Surviving Corporation, cash or other consideration shall be issued in exchange therefor or upon cancellation thereof, and each share of capital stock of River Hills shall remain outstanding as capital stock of the Surviving Corporation and shall not be converted or exchanged or in any way modified as a result of the Merger.

     (3) Upon the effectiveness of the Merger, the corporate existence of the Terminating Corporations shall cease, and the corporate existence of River Hills, as the Surviving Corporation, shall continue under, and shall be governed by, the laws of the State of Minnesota.

     (4) The Articles of Incorporation and By-Laws of River Hills in effect immediately prior to the effectiveness of the Merger, by virtue of the Merger and without further action by the shareholders or directors of the Terminating Corporations or River Hills, shall continue as, and shall be deemed to be, the Articles of Incorporation and By-Laws of the Surviving Corporation until amended in accordance with the laws of the State of Minnesota.

     (5) The directors of River Hills immediately prior to the effectiveness of the Merger shall be the directors of the Surviving Corporation, subject to the applicable provisions of the By-Laws of the Surviving Corporation, until the expiration of the respective terms of such directors for which they were elected and until their respective successors are elected and have qualified or as otherwise provided in the By-Laws of the Surviving Corporation. The officers of River Hills immediately prior to the effectiveness of the Merger shall be the officers of the Surviving Corporation until their respective successors are chosen and have qualified or as otherwise provided in the By-Laws of the Surviving Corporation.

                              ARTICLES OF MERGER

                                      OF

                              BOISE WILSONS, INC.

                                 WITH AND INTO

                           RIVER HILLS WILSONS, INC.


     These Articles of Merger relate to the merger of BOISE WILSONS, INC., an Idaho corporation (the "Terminating Corporation"), with and into RIVER HILLS WILSONS, INC., a Minnesota corporation (the "Surviving Corporation").

     (a)  The Plan of Merger (the "Plan") is attached hereto as Exhibit A.

     (b) The Plan has been approved by each of the Terminating Corporation and the Surviving Corporation pursuant to, respectively, the Idaho Business Corporation Act and Chapter 302A of the Minnesota Statutes.

Executed on July 19, 1996

                                        BOISE WILSONS, INC.


                                        BY: /s/ David L. RogerS
                                            ------------------------------------
                                        Name:     David L. Rogers
                                        Title:    President


                                        RIVER HILLS WILSONS, INC.


                                        By: /s/ David L. Rogers
                                            ------------------------------------
                                        Name:     David L. Rogers
                                        Title:    President

                                                                       EXHIBIT A

                                 PLAN OF MERGER


     BOISE WILSONS, INC., an Idaho corporation (the "Terminating Corporation"), and RIVER HILLS WILSONS, INC., a Minnesota corporation ("River Hills"), shall merge into a single corporation pursuant to the Idaho Business Corporation Act and Chapter 302A of the Minnesota Statutes upon the following terms and conditions:

     (1) The merger of the Terminating Corporation into River Hills (the "Merger") shall be effective at the close of business on August 3, 1996, and River Hills shall be the surviving corporation following the Merger (the "Surviving Corporation").

     (2) Upon the effectiveness of the Merger, all of the outstanding shares of capital stock of the Terminating Corporation shall be canceled, no shares of the Surviving Corporation, cash or other consideration shall be issued in exchange therefor or upon cancellation thereof, and each share of capital stock of River Hills shall remain outstanding as capital stock of the Surviving Corporation and shall not be converted or exchanged or in any way modified as a result of the Merger.

     (3) Upon the effectiveness of the Merger, the corporate existence of the Terminating Corporation shall cease, and the corporate existence of River Hills, as the Surviving Corporation, shall continue under, and shall be governed by, the laws of the State of Minnesota.

     (4) The Articles of Incorporation and By-Laws of River Hills in effect immediately prior to the effectiveness of the Merger, by virtue of the Merger and without further action by the shareholders or directors of the Terminating Corporation or River Hills, shall continue as, and shall be deemed to be, the Articles of Incorporation and By-Laws of the Surviving Corporation until amended in accordance with the laws of the State of Minnesota.

     (5) The directors of River Hills immediately prior to the effectiveness of the Merger shall be the directors of the Surviving Corporation, subject to the applicable provisions of the By-Laws of the Surviving Corporation, until the expiration of the respective terms of such directors for which they were elected and until their respective successors are elected and have qualified or as otherwise provided in the By-Laws of the Surviving Corporation. The officers of River Hills immediately prior to the effectiveness of the Merger shall be the officers of the Surviving Corporation until their respective successors are chosen and have qualified or as otherwise provided in the By-Laws of the Surviving Corporation.

                              ARTICLES OF MERGER

                                      OF

                         BOULEVARD MALL WILSONS, INC.
                                      AND
                            PARK LANE WILSONS, INC.

                                 WITH AND INTO

                           RIVER HILLS WILSONS, INC.


     These Articles of Merger relate to the merger of BOULEVARD MALL WILSONS, INC. and PARK LANE WILSONS, INC., all Nevada corporations (the "Terminating Corporations"), with and into RIVER HILLS WILSONS, INC., a Minnesota corporation (the "Surviving Corporation").

     (a)  The Plan of Merger (the "Plan") is attached hereto as Exhibit A.

     (b) The Plan has been approved by each of the Terminating Corporations and the Surviving Corporation pursuant to, respectively, Chapter 92A of the Nevada Revised Statutes and Chapter 302A of the Minnesota Statutes.

Executed on July 19, 1996

                                        BOULEVARD MALL WILSONS, INC.
                                        PARK LANE WILSONS, INC.


                                        By: /s/ David L. Rogers
                                            ------------------------------------
                                        Name:     David L. Rogers
                                        Title:    President of Each


                                        RIVER HILLS WILSONS, INC.


                                        By: /s/ David L. Rogers
                                            ------------------------------------
                                        Name:     David L. Rogers
                                        Title:    President

                                                                       EXHIBIT A

                                 PLAN OF MERGER


     BOULEVARD MALL WILSONS, INC. and PARK LANE WILSONS, INC., each a Nevada corporation governed by the General Corporation Law of the State of Nevada (the "Terminating Corporations"), and RIVER HILLS WILSONS, INC., a Minnesota corporation governed by the Minnesota Business Corporation Act ("River Hills"), shall merge into a single corporation pursuant to Chapter 92A of the Nevada Revised Statutes and Chapter 302A of the Minnesota Statutes upon the following terms and conditions:

     (1) The address of the principal place of business of each of the Terminating Corporations and River Hills is 400 South Highway 169, St. Louis Park, Minnesota 55426. The place of organization, governing law and kind of entity of each of the Terminating Corporations and River Hills are set forth above.

     (2) The merger of the Terminating Corporations into River Hills (the "Merger") shall be effective at the close of business on August 3, 1996, and River Hills shall be the surviving corporation following the Merger (the "Surviving Corporation").

     (3) Upon the effectiveness of the Merger, all of the outstanding shares of capital stock of the Terminating Corporations shall be canceled, no shares of the Surviving Corporation, cash or other consideration shall be issued in exchange therefor or upon cancellation thereof, and each share of capital stock of River Hills shall remain outstanding as capital stock of the Surviving Corporation and shall not be converted or exchanged or in any way modified as a result of the Merger.

     (4) Upon the effectiveness of the Merger, the corporate existence of the Terminating Corporations shall cease, and the corporate existence of River Hills, as the Surviving Corporation, shall continue under, and shall be governed by, the laws of the State of Minnesota.

     (5) The Articles of Incorporation and By-Laws of River Hills in effect immediately prior to the effectiveness of the Merger, by virtue of the Merger and without further action by the shareholders or directors of the Terminating Corporations or River Hills, shall continue as, and shall be deemed to be, the Articles of Incorporation and By-Laws of the Surviving Corporation until amended in accordance with the laws of the State of Minnesota.

     (6) The directors of River Hills immediately prior to the effectiveness of the Merger shall be the directors of the Surviving Corporation, subject to the applicable provisions of the By-Laws of the Surviving Corporation, until the expiration of the respective terms of such directors for which they were elected and until their respective successors are elected and have qualified or as otherwise provided in the By-Laws of the Surviving Corporation. The officers of River Hills immediately prior to the effectiveness of the Merger shall be the officers of the Surviving Corporation until their respective successors are chosen and have qualified or as otherwise provided in the By-Laws of the Surviving Corporation.

                              ARTICLES OF MERGER

                                      OF

                              METRO WILSONS, INC.
                         PARADISE VALLEY WILSONS, INC.
                           SCOTTSDALE WILSONS, INC.
                                      AND
                           TUCSON MALL WILSONS, INC.

                                 WITH AND INTO

                           RIVER HILLS WILSONS, INC.


     These Articles of Merger relate to the merger of METRO WILSONS, INC., PARADISE VALLEY WILSONS, INC., SCOTTSDALE WILSONS, INC. and TUCSON MALL WILSONS, INC., all Arizona corporations (the "Terminating Corporations"), with and into RIVER HILLS WILSONS, INC., a Minnesota corporation (the "Surviving Corporation").

     (a)  The Plan of Merger (the "Plan") is attached hereto as Exhibit A.

     (b) The Plan has been approved by each of the Terminating Corporations and the Surviving Corporation pursuant to, respectively, Title 10 of the Arizona Revised Statutes and Chapter 302A of the Minnesota Statutes.

Executed on July 19, 1996

                                        METRO WILSONS, INC.
                                        PARADISE VALLEY WILSONS, INC.
                                        SCOTTSDALE WILSONS, INC.
                                        TUCSON MALL WILSONS, INC.


                                        By: /s/ David L. Rogers
                                            ------------------------------------
                                        Name:     David L. Rogers
                                        Capacity: President of Each


                                        RIVER HILLS WILSONS, INC.


                                        By: /s/ David L. Rogers
                                            ------------------------------------
                                        Name:     David L. Rogers
                                        Capacity: President

                                                                       EXHIBIT A

                                 PLAN OF MERGER


     METRO WILSONS, INC., PARADISE VALLEY WILSONS, INC., SCOTTSDALE WILSONS, INC. and TUCSON MALL WILSONS, INC., all Arizona corporations (the "Terminating Corporations"), and RIVER HILLS WILSONS, INC., a Minnesota corporation ("River Hills"), shall merge into a single corporation pursuant to Title 10 of the Arizona Revised Statutes and Chapter 302A of the Minnesota Statutes upon the following terms and conditions:

     (1) The merger of the Terminating Corporations into River Hills (the "Merger") shall be effective at the close of business on August 3, 1996, and River Hills shall be the surviving corporation following the Merger (the "Surviving Corporation").

     (2) Upon the effectiveness of the Merger, all of the outstanding shares of capital stock of the Terminating Corporations shall be canceled, no shares of the Surviving Corporation, cash or other consideration shall be issued in exchange therefor or upon cancellation thereof, and each share of capital stock of River Hills shall remain outstanding as capital stock of the Surviving Corporation and shall not be converted or exchanged or in any way modified as a result of the Merger.

     (3) Upon the effectiveness of the Merger, the corporate existence of the Terminating Corporations shall cease, and the corporate existence of River Hills, as the Surviving Corporation, shall continue under, and shall be governed by, the laws of the State of Minnesota.

     (4) The Articles of Incorporation and By-Laws of River Hills in effect immediately prior to the effectiveness of the Merger, by virtue of the Merger and without further action by the shareholders or directors of the Terminating Corporations or River Hills, shall continue as, and shall be deemed to be, the Articles of Incorporation and By-Laws of the Surviving Corporation until amended in accordance with the laws of the State of Minnesota.

     (5) The directors of River Hills immediately prior to the effectiveness of the Merger shall be the directors of the Surviving Corporation, subject to the applicable provisions of the By-Laws of the Surviving Corporation, until the expiration of the respective terms of such directors for which they were elected and until their respective successors are elected and have qualified or as otherwise provided in the By-Laws of the Surviving Corporation. The officers of River Hills immediately prior to the effectiveness of the Merger shall be the officers of the Surviving Corporation until their respective successors are chosen and have qualified or as otherwise provided in the By-Laws of the Surviving Corporation.

Executed on July 19, 1996

                                        METRO WILSONS, INC.
                                        PARADISE VALLEY WILSONS, INC.
                                        SCOTTSDALE WILSONS, INC.
                                        TUCSON MALL WILSONS, INC.

                                        By: /s/ David L. Rogers
                                            ------------------------------------
                                        Name:     David L. Rogers
                                        Capacity: President of Each


                                        RIVER HILLS WILSONS, INC.


                                        By: /s/ David L. Rogers
                                            ------------------------------------
                                        Name:     David L. Rogers
                                        Capacity: President

                              ARTICLES OF MERGER
                                      OF
                          DAKOTA SQUARE WILSONS, INC.
                                 WITH AND INTO
                           RIVER HILLS WILSONS, INC.


     These Articles of Merger relate to the merger of DAKOTA SQUARE WILSONS, INC., a North Dakota corporation (the "Terminating Corporation"), with and into RIVER HILLS WILSONS, INC., a Minnesota corporation (the "Surviving Corporation").

     (a)  The Plan of Merger (the "Plan") is attached hereto as Exhibit A.

     (b) The Plan has been approved by each of the Terminating Corporation and the Surviving Corporation pursuant to, respectively, Chapter 10-19.1 of the North Dakota Century Code and Chapter 302A of the Minnesota Statutes.

Executed on July 19, 1996

                                        DAKOTA SQUARE WILSONS, INC.


                                        By: /s/ David L. Rogers
                                            ------------------------------------
                                        Name:     David L. Rogers
                                        Title:    President


                                        RIVER HILLS WILSONS, INC.


                                        By: /s/ David L. Rogers
                                            ------------------------------------
                                        Name:     David L. Rogers
                                        Title:    President

                                                                       EXHIBIT A

                                 PLAN OF MERGER


     DAKOTA SQUARE WILSONS, INC., a North Dakota corporation (the "Terminating Corporation"), and RIVER HILLS WILSONS, INC., a Minnesota corporation ("River Hills"), shall merge into a single corporation pursuant to Chapter 10-19.1 of the North Dakota Century Code and Chapter 302A of the Minnesota Statutes upon the following terms and conditions:

     (1) The merger of the Terminating Corporation into River Hills (the "Merger") shall be effective at the close of business on August 3, 1996, and River Hills shall be the surviving corporation following the Merger (the "Surviving Corporation").

     (2) Upon the effectiveness of the Merger, all of the outstanding shares of capital stock of the Terminating Corporation shall be canceled, no shares of the Surviving Corporation, cash or other consideration shall be issued in exchange therefor or upon cancellation thereof, and each share of capital stock of River Hills shall remain outstanding as capital stock of the Surviving Corporation and shall not be converted or exchanged or in any way modified as a result of the Merger.

     (3) Upon the effectiveness of the Merger, the corporate existence of the Terminating Corporation shall cease, and the corporate existence of River Hills, as the Surviving Corporation, shall continue under, and shall be governed by, the laws of the State of Minnesota.

     (4) The Articles of Incorporation and By-Laws of River Hills in effect immediately prior to the effectiveness of the Merger, by virtue of the Merger and without further action by the shareholders or directors of the Terminating Corporation or River Hills, shall continue as, and shall be deemed to be, the Articles of Incorporation and By-Laws of the Surviving Corporation until amended in accordance with the laws of the State of Minnesota.

     (5) The directors of River Hills immediately prior to the effectiveness of the Merger shall be the directors of the Surviving Corporation, subject to the applicable provisions of the By-Laws of the Surviving Corporation, until the expiration of the respective terms of such directors for which they were elected and until their respective successors are elected and have qualified or as otherwise provided in the By-Laws of the Surviving Corporation. The officers of River Hills immediately prior to the effectiveness of the Merger shall be the officers of the Surviving Corporation until their respective successors are chosen and have qualified or as otherwise provided in the By-Laws of the Surviving Corporation.

                              STATE OF MINNESOTA                              #5
                              SECRETARY OF STATE
                    NOTICE OF CHANGE OF REGISTERED OFFICE/
                               REGISTERED AGENT

     Please read the instructions on the back before completing this form.

1.   Corporate Name:

     River Hills Wilsons, Inc.
     ---------------------------------------------------------------------------

2. Registered Office Address (No. & Street): List a complete street address or rural route and rural route box number. A POST OFFICE BOX IS NOT ACCEPTABLE.

     7401 Boone Avenue North       Brooklyn Park            MN             55428
     ---------------------------------------------------------------------------
              Street                    City              State         Zip Code

3. Registered Agent (Registered agents are required for foreign corporations optional for MINNESOTA corporations):
                  ---------

     None
     ---------------------------------------------------------------------------
     If you do not wish to designate an agent, you must list "NONE" in this box. DO NOT LIST THE CORPORATE NAME.

In compliance with Minnesota Statutes, Section 302A.123, 303.10, 308A.025, 317A.123 or 322B.135 I certify that the above listed company has resolved to change the company's registered office and/or agent as listed above.

I certify that I am authorized to execute this certificate and I further certify that I understand that by signing this certificate I am subject to the penalties of perjury as set forth in Minnesota Statutes Section 609.48 as if I had signed this certificate under oath.


  /s/ David L. Rogers
-----------------------------------
     Signature of Authorized Person

Name and Telephone Number of a Contact Person: Pearl Masloski    (612) 391-4452
                                               --------------------------------
                                               please print legibly

_______________________________________________________________________________
                                                           Office Use Only
Filing Fee:  Minnesota Corporations, Cooperatives and
             Limited Liability Companies: $35.00.

             Non-Minnesota Corporations:  $50.00.

             Make checks payable to Secretary of State

Return to:   Minnesota Secretary of State
             180 State Office Bldg.
             100 Constitution Ave.
             St. Paul, MN  55155-1299
             (612) 296-2803